Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND INTERIM CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PopBig, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)
the accompanying report on Form 10-K of the Company for the fiscal year ended October 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 13 February 2013	By:	/s/ Keith A. Rosenbaum
KEITH A. ROSENBAUM President / Chief Executive Officer / Interim Chief Financial Officer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.